SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 2, 2001
                        (Date of earliest event reported)


                                MYTURN.COM, INC.
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               (Exact name of Registrant as specified in charter)


 Delaware                        000-22611                     11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                   Number)



1080 Marina Village Parkway, 3rd Floor, Alameda, California            94501
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  (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (510) 263-4800



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Item 3.  Bankruptcy and Receivership.

     On March 2, 2001, MyTurn.com, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California. The Company will continue to manage its affairs as debtor-in-possession in the proceeding under Case No. 01-41081-T11.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MYTURN.COM, INC.


Dated: March 2, 2001                     By:/s/ Steven Burleson
       -------------                        ------------------------------
                                            Steven Burleson, Chief Financial
                                            Officer and Chief Operating Officer




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